PREFERRED SECURITIES PURCHASE AGREEMENT

                                      among

                        WELLSFORD REAL PROPERTIES, INC.,


                             WRP CONVERTIBLE TRUST I

                                       and

                        ERP OPERATING LIMITED PARTNERSHIP

                                   MAY 5, 2000

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION  1.         PURCHASE AND SALE OF SECURITIES...........................2

SECTION  2.         REPRESENTATIONS AND WARRANTIES OF THE OFFERORS............2
         2.1        Organization; Powers......................................2
         2.2        Authorizations............................................3
         2.3        The Capital Stock.........................................5
         2.4        Company SEC Reports and Filings...........................5
         2.5        Company Financial Statements; Material Changes............6
         2.6        Absence of Defaults, Conflicts, etc.......................7
         2.7        Pending Actions...........................................7
         2.8        Private Offering; Integration.............................7
         2.9        Brokerage.................................................8
         2.10       Subordination.............................................8
         2.11       No Material Misstatements.................................8
         2.12       Tax Matters...............................................8
         2.13       Reservation and Valid Issuance of Shares..................8
         2.14       Preferred Securities Guarantee............................9

SECTION  3.         REPRESENTATIONS AND WARRANTIES OF THE INVESTOR............9
         3.1        Certain Representations and Warranties....................9
         3.2        Additional Representations and Warranties................10

SECTION  4.         COVENANTS................................................10
         4.1        Tax Matters..............................................10

SECTION  5.         OFFERORS' CLOSING CONDITIONS.............................12
         5.1        Compliance with Agreement................................12
         5.2        Investor to Close........................................12
         5.3        Representations and Warranties...........................12

SECTION  6.         INVESTOR'S CLOSING CONDITIONS............................12
         6.1        No Material Adverse Effect...............................12
         6.2        Representations and Warranties...........................13
         6.3        Compliance with Agreement and Purchase Agreement.........13
         6.4        Approval of Proceedings..................................13
         6.5        Injunction...............................................14
         6.6        Additional Agreements....................................14
         6.7        Opinions.................................................14

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SECTION  7.         INDEMNIFICATION..........................................15
         7.1        Indemnification Generally................................15
         7.2        Indemnification Procedures for Third Party Claims........15

SECTION  8.         INTERPRETATION OF THIS AGREEMENT.........................16
         8.1        Terms Defined............................................16
         8.2        Governing Law............................................18
         8.3        Paragraph and Section Headings...........................19

SECTION  9.         MISCELLANEOUS............................................19
         9.1        Expenses.................................................19
         9.2        Notices..................................................19
         9.3        Survival.................................................20
         9.4        Entire Agreement; Amendment and Waiver...................21
         9.5        Counterparts.............................................21
         9.6        Successors and Assigns...................................21
         9.7        Severability.............................................21
         9.8        Jurisdiction; Consent to Service of Process..............21
         9.9        Trustee Exculpation......................................22

SCHEDULES

Schedule 2.3(a) Options, Warrants, Etc.
Schedule 2.5(b) Material Adverse Change
Schedule 6.2 Representations and Warranties

EXHIBITS

Exhibit A Form of Amendment to Registration Rights Agreement
Exhibit B Opinion of Ballard Spahr Andrews & Ingersoll, LLP
Exhibit C Opinion of Richards, Layton & Finger, P.A.
Exhibit D Opinion of Robinson Silverman Pearce Aronsohn & Berman LLP

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                     PREFERRED SECURITIES PURCHASE AGREEMENT

     This PREFERRED SECURITIES PURCHASE AGREEMENT (this "Agreement") is made as of May 5, 2000 among Wellsford Real Properties, Inc., a Maryland corporation (the "Company"), WRP Convertible Trust I, a Delaware statutory business trust (the "Trust" and together with the Company, the "Offerors"), as issuer, and ERP Operating Limited Partnership, an Illinois limited partnership (the "Investor"), as purchaser.

                              PRELIMINARY STATEMENT

     The Trust is a statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Sections 3801 et seq.) pursuant to the Declaration of Trust, dated and effective as of May 5, 2000, by the Company and the Trustees, as defined therein, and the holders, from time to time, of undivided beneficial interests in the assets of the Trust (the "Declaration"). The Offerors confirm their agreement with the Investor, with respect to the offer and sale by the Trust and the purchase by the Investor of $25,000,000 in aggregate liquidation amount of 8.25% Convertible Trust Preferred Securities (Liquidation Amount $25 per Security) representing undivided preferential beneficial interests in the assets of the Trust (the "Preferred Securities"). The definitions of certain capitalized terms used herein are set forth in Section 8.1. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned such terms in the Declaration.

     The Preferred Securities will be guaranteed by the Company with respect to distributions and amounts payable upon liquidation or redemption and otherwise pursuant to the Preferred Securities Guarantee Agreement, dated as of May 5, 2000, of the Company (the "Preferred Securities Guarantee").

     The entire proceeds from the sale of the Preferred Securities will be combined with the entire proceeds from the sale by the Trust to the Company of $775,000 in aggregate liquidation amount of its securities representing common beneficial interests in the assets of the Trust (the "Common Securities") and will be used by the Trust to purchase $25,775,000 in aggregate principal amount of 8.25% Convertible Junior Subordinated Debentures due May 4, 2022 (the "Subordinated Debentures") issued by the Company pursuant to an Indenture, dated and effective as of May 5, 2000, by the Company and Wilmington Trust Company (the "Trustee") (the "Indenture"). The Preferred Securities and the Common Securities will be issued pursuant to the Declaration.

     The Preferred Securities, the Preferred Securities Guarantee and the Subordinated Debentures are collectively referred to herein as the "Preferred Instruments." The Declaration, the Indenture, the Preferred Securities Guarantee, and the Common Securities Guarantee and this Agreement are hereinafter referred to collectively as the "Operative Documents."

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     The  Preferred  Securities  are  offered and sold to the  Investor  without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon exemptions therefrom, and Investor may only resell or otherwise transfer such Preferred Securities if such Preferred Securities are hereafter registered under the Securities Act or if an exemption from the registration requirements of the Securities Act is available.

     The parties hereto desire that the foregoing transaction be subject to the terms and conditions set forth herein. Accordingly, the parties agree as follows:

SECTION 1. PURCHASE AND SALE OF SECURITIES

     (a) Subject to the terms and conditions set forth in this Agreement and in reliance upon representations and warranties contained in this Agreement, the Trust agrees to sell to the Investor, and the Investor agrees to purchase from the Trust, at a purchase price of $25 per Preferred Security, 1,000,000 Preferred Securities.

     (b) Such sale and purchase shall be effected at the Closing Time (as defined below) when delivery of the certificates, duly registered in the Investor's name evidencing the Preferred Securities being purchased by it, shall be made against delivery by the Investor to the Trust of the aggregate purchase price therefor by wire transfer(s) of immediately available funds to such account as the Trust shall designate prior to the Closing Time.

     (c) The closing (the "Closing") of such sale and purchase shall take place at 11:00 A.M., New York City time, on May 5, 2000, or at such other time not later than five business days after such date as the Investor and the Offerors agree to in writing (such time and date of payment and delivery being hereinafter referred to as the "Closing Time"), at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, New York, New York 10104, or at such other location as the Investor and the Offerors shall select and agree to.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE OFFERORS

     The Offerors, jointly and severally, represent and warrant to the Investor as of the date hereof and as of the Closing Time referred to in Section (1)(c) hereof, and agree with the Investor as follows:

     2.1 Organization; Powers

     (a) The Company and each of its Subsidiaries (a) is an entity duly organized, validly existing and in good standing under the laws of its respective jurisdiction of its

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organization,  (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in every jurisdiction where such qualification is required, except where the failure so to qualify would not result in a Company Material Adverse Effect, as defined in Section 2.5(b), and
(d) in the case of the Company, has the corporate power and authority to execute, deliver and perform its obligations under this Agreement.

     (b) The Trust has been duly created and is validly existing and in good standing as a business trust under the Delaware Act with the trust power and authority to own its properties and to conduct its business and to enter into and perform its obligations under this Agreement, the Preferred Securities Guarantee, the Common Securities Guarantee, and the Declaration. The Trust is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a Trust Material Adverse Effect, as defined in Section 2.5(b) hereof; and except as set forth on Schedule 2.5(a), the Trust is not a party to or otherwise bound by any agreement other than documents referred to in this Agreement or entered into in connection with the transactions referred to in this Agreement. The Trust is and will be, under current law, classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation. As of the Closing Time, the Trust is and will be treated as a subsidiary of the Company pursuant to GAAP.

     2.2 Authorizations

     (a) The execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereby (a) have been duly authorized by all requisite corporate action, and (b) will not (i) violate (A) any provision of law, statute, rule or regulation to which the Company is subject, or of the certificate or articles of incorporation, or other constitutive documents or bylaws of the Company, or any subsidiary thereof, as the case may be, (B) any order of any Governmental Authority (as defined below) or (C) any provision of any indenture or other material agreement or instrument to which the Company, or its Subsidiaries is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right upon or with respect to any property or assets now owned or hereafter acquired by the Company, or any of its Subsidiaries (a "Lien").

     (b) The execution, delivery and performance by the Trust of this Agreement and the transactions contemplated hereby (a) have been duly authorized by all requisite trust action, and (b) will not (i) violate (A) any provision of law, statute, rule or regulation to which the Trust is subject, or of the certificate of trust of the Trust, (B) any order of any Governmental Authority or (C) any provision of any indenture or other material agreement or instrument to

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which  the Trust is a party or by which it or any of its  property  is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (iii) result in the creation or imposition of any Lien.

     (c) This Agreement is a valid and legally binding obligation of the Offerors, enforceable against the Offerors in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors' rights generally or by general principles of equity, including but not limited to, principles governing the availability of the remedies of specific performance and requisite relief (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions").

     (d) The Declaration and the Indenture have been duly authorized by the Company and, to the Company's knowledge, have been duly authorized by the other parties thereto, and, at the Closing Time, will have been duly executed and delivered by the Company and, to the Company's knowledge, by the other parties thereto, and each agreement will be a valid and legally binding obligation of the Company, and to the Company's knowledge, of the other parties thereto, enforceable against the parties thereto in accordance with its terms, except to the extent that enforcement thereof may be limited by Bankruptcy Exceptions.

     (e) The Registration Rights Agreement has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and assuming the due authorization, execution and delivery by the Investor, the Registration Rights Agreement will, at the Closing Time, be a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) Bankruptcy Exceptions or (ii) the effect of applicable public policy on the enforceability of provisions relating to indemnification and contribution.

     (f) The Preferred Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Investor pursuant to this Agreement against payment therefor as provided herein, will be validly issued and fully paid and non-assessable undivided preferential beneficial interests in the assets of the Trust. The issuance of the Preferred Securities is not subject to preemptive or other similar rights; and (subject to the terms of the
Declaration)  holders  of  Preferred  Securities  will be  entitled  to the same limitation of personal liability extended to stockholders of private corporations for profit incorporated under the laws of the State of Delaware.

     (g) The Common Securities have been duly authorized by the Declaration and, when issued and delivered by the Trust to the Company against payment therefor, will be validly issued and will represent undivided common beneficial interests in the assets of the Trust.

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The  issuance of the Common  Securities  is not subject to  preemptive  or other similar rights; and, at the Closing Time, all of the issued and outstanding Common Securities of the Trust will be directly or indirectly owned by the Company, free and clear of any Lien.

     (h) The Preferred Securities Guarantee has been duly authorized by the Company and, at the Closing Time, the Preferred Securities Guarantee will have been duly executed and delivered by the Company and will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

     (i) The Subordinated Debentures have been duly authorized by the Company and, at the Closing Time, the Subordinated Debentures will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

     2.3 The Capital Stock

     (a) Pursuant to the Articles of Amendment and Restatement, dated May 30, 1997, the Company is authorized to issue 199,650,000 shares of Common Stock, 16,636,955 of which are issued and outstanding. Pursuant to the Articles Supplementary of the Company, dated May 30, 1997, the Company is authorized to issue 2,000,000 shares of Preferred Stock, none of which have been issued as of the date hereof and 350,000 shares of Class A Common Stock, 339,806 of which are issued and outstanding as of the date hereof. Upon consummation of the transactions contemplated by the Operative Documents: (i) no shares of the Class A Common Stock will be issued and outstanding, (ii) the Company will be authorized to issue 350,000 shares of Class A-1 Common Stock, and (iii) the Company will have issued 339,806 shares of Class A-1 Common Stock. Except as disclosed on Schedule 2.3(a) hereto and in a letter agreement of even date herewith relating to the issuance by the Company of shares of Class A-1 Common Stock of the Company executed by the Company and the Investor, and as issued or entered into with current or former directors or employees, there are no existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the Company to issue, transfer or sell any shares of stock or equity interest of the Company.

     (b) As of the date hereof, there are no issued and outstanding beneficial interests in the Trust. Upon consummation of the transaction contemplated by the Operative Documents and a Subscription Agreement of even date herewith executed by the Company, the Trust will have issued and outstanding $25,000,000 of Preferred Securities and $775,000 of Common Securities. Except as provided for in the Operative Documents, there are no existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or

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commitments  which obligate the Trust to issue,  transfer or sell any beneficial interests in the Trust.

     2.4 Company SEC Reports and Filings

     (a) The Company has caused to be delivered to the Investor copies of the following documents, without exhibits thereto (collectively, the "SEC Reports and Filings"):

     (i) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (File No. 001-12917), as filed with the Commission on March 29, 2000;

     (ii) The Company's Proxy Statement for the June 9, 2000 annual meeting of shareholders, as filed with the Commission; and

     (iii) The Company's registration statement on Form S-3, Registration No. 33356763, as filed with the Commission on June 12, 1998, and declared effective on June 29, 1998.

     (b) The SEC Reports and Filings, when filed, complied in all material respects with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934 and the rules and regulations of the Commission promulgated thereunder. None of the SEC Reports and Filings, at the time of filing contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they were made.

     2.5 Company Financial Statements; Material Changes

     (a) The audited consolidated balance sheet of the Company as at December 31, 1999 included in the SEC Reports and Filings fairly presents in all material respects the consolidated financial position of the Company and its Subsidiaries at the date thereof, and the related consolidated statements of operations, equity and cash flows for the year ended December 31, 1999 included in the SEC Reports and Filings fairly present in all material respects the results of operations and other information therein of the Company and its Subsidiaries for the respective periods indicated (collectively, the "Financial Statements"). All such Financial Statements, including the schedules and notes thereto, were prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently throughout the periods involved.

     (b) Since December 31, 1999 with respect to the Company and since the date of its formation with respect to the Trust, (A) there has been no material adverse change in or affecting the management, assets, business, business prospects, earnings or condition (financial or otherwise) of the Trust (a "Trust Material Adverse Effect") or the Company and its Subsidiaries considered as one enterprise (a "Company Material Adverse Effect," together with a Trust Material Adverse Effect, a "Material Adverse Effect"), whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Trust or the Company or any of its Subsidiaries which are material with respect to the Trust or the Company and its Subsidiaries considered as one enterprise, other than those in the ordinary course of business, (C) except as set forth in Schedule 2.5(b), there has not been any material change in the total assets, except assets acquired in the ordinary course of business, or long term debt of the Company and (D) neither the Trust nor the Company nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree.

     2.6 Absence of Defaults, Conflicts, etc.

     The execution and delivery of the Operative Documents and the Registration Rights Agreement, the issuance, sale and delivery of the Preferred Instruments and the consummation of the transactions contemplated herein and therein do not and will not conflict with, or result in a breach or violation of any of the terms, conditions or provisions of, or constitute a default under, or permit the acceleration of rights under or termination of, any of the Key Agreements and Instruments of the Company, or any of its Subsidiaries or the Trust or result in the creation or imposition of any Lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries or the Trust, and will not result in any violation of the Organizational Documents of the Company or any of its Subsidiaries or the Trust, or any existing Requirements of Law applicable to the Company, or any of its Subsidiaries or the Trust.

     2.7 Pending Actions

     There is no action, suit, investigation or proceeding pending or, to the Company's knowledge, threatened or contemplated against the Company or any of its properties or assets by or before any Governmental Authority, which questions the validity of the Operative Documents, the issuance or validity of the Preferred Securities or any action taken or to be taken pursuant hereto or thereto, or which could reasonably be expected individually or in the aggregate to result in any Material Adverse Effect.

     2.8 Private Offering; Integration

     (a) None of the Offerors, their affiliates (as such term is defined in Rule 501(b) under the Securities Act for any person or entity) ("Affiliates"), or any person acting on their or any of their Affiliates' behalf has engaged, or will engage, in connection with the offering of the Preferred Securities, in any communication or other form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. Based upon the representations of the Investor set forth in Section 3, the offer, issuance and sale of the Preferred Securities in the manner contemplated by this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     (b) The Offerors have not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Preferred Securities in a manner that would require the Preferred Securities to be registered under the Securities Act.

     2.9 Brokerage

     There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of the Company or the Trust with any other person.

     2.10 Subordination

         The Subordinated Debentures, upon issuance, will be subordinate and junior in right of payment to all Senior Indebtedness (as defined in the Indenture) of the Company.

     2.11 No Material Misstatements

     No representation or warranty herein or in any Exhibit or Schedule hereto contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they are made not misleading.

     2.12 Tax Matters

     (a) The Company is taxed under Subchapter C of the Code as a corporation for United States federal income tax purposes.

     (b) The Trust, at the Closing Time, will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

     (c) The Subordinated Debentures, at the Closing Time, will be classified for United States federal income tax purposes as indebtedness of the Company.

     2.13 Reservation and Valid Issuance of Shares

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     The Common Shares issuable upon conversion of the  Subordinated  Debentures and the Preferred Securities have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Indenture and the Declaration, will be duly and validly issued, fully paid and non-assessable and free of restrictions on transfer other than restrictions on transfer under the Indenture and under applicable federal and state securities laws. Holders of Common Shares shall not be personally liable as such for any liabilities, debts or obligations of, or claims against, the Company, whether arising before or after such holder became the owner or holder of the Common Shares.

     2.14 Preferred Securities Guarantee

     The Preferred Securities Guarantee, when taken together with the Company's obligations under the Subordinated Debentures, the Declaration and the Indenture, including its obligations to pay costs, expenses, debts and other obligations of the Trust, provides a full and unconditional guarantee on a subordinated basis by the Company of amounts due on the Preferred Securities and the Subordinated Debentures. The obligations of the Company under the Preferred Securities Guarantee and under the Subordinated Debentures, upon execution and delivery thereof, will be subordinate and junior in right of payment to all present and future Senior Indebtedness (as defined in the Indenture) of the Company.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

     3.1 Certain Representations and Warranties

     The Investor represents and warrants to the Offerors as follows:

     (a) It is  acquiring  the  Preferred  Securities  for its own  account  for investment and not with a view towards the resale, transfer or distribution thereof, nor with any present intention of distributing the Preferred Securities, but subject, nevertheless, to any requirement of law that the disposition of the Investor's property shall at all times be within the Investor's control, and without prejudice to the Investor's right at all times to sell or otherwise dispose of all or any part of such securities under a registration under the Securities Act or under an exemption from said registration available under the Securities Act.

     (b) It has full power and legal right to execute and deliver this Agreement and to perform its obligations hereunder.

     (c) It has taken all action necessary for the authorization, execution, delivery, and performance of this Agreement and its obligations hereunder, and, upon execution and delivery by the Company, this Agreement shall constitute the valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms, except as such enforcement may be limited by Bankruptcy Exceptions.

     (d) There are no claims for brokerage commissions or finder's fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement made by or on behalf of the Investor.

     (e) It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Trust and the Company as contemplated by this Agreement, and is able to bear the economic risk of such investment for an indefinite period of time. It has been furnished access to such information and documents as it has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company and the Trust concerning the terms and conditions of this Agreement and the purchase of the Preferred Securities contemplated hereby and the business and financial condition of the Company and the Trust.

     (f) It is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.

     (g) It acknowledges that the Preferred Securities have not been registered under the Securities Act and may not be offered or sold within the United States, except pursuant to an exemption from, or in a transaction not subject to or pursuant to, the registration requirements of the Securities Act. It has not offered or sold, and will not offer or sell, the Preferred Securities within the United States, except pursuant to an exemption from, or in a transaction not subject to or pursuant to, the registration requirements of the Securities Act.

     3.2 Additional Representations and Warranties

     The Investor represents and warrants to the Offerors that it is a limited partnership, duly authorized and existing under the laws of the State of Illinois and has the requisite power and authority to carry on its business as now being conducted.

SECTION 4. COVENANTS

     4.1 Tax Matters.

     (a) The Company shall not cause itself to be taxable for federal income tax purposes as (i) a partnership, or (ii) a "publicly traded partnership" (as defined in Section 7704(b) of the Code).

     (b) The Company and the Trust shall treat the Subordinated Debentures as indebtedness for United States federal income tax purposes unless otherwise required by a determination made by the Internal Revenue Service or the Investor receives an opinion of counsel in a form which is reasonably acceptable to Investor that as a result of a change in law or applicable legal authority, the Subordinated Debentures are required to be treated for federal income tax purposes as something other than indebtedness.

     (c) The Company (or any successor thereto) will file a joint election, together with Equity Residential Properties Trust ("EQR") (or any successor thereto), a Maryland real estate investment trust and the general partner of Investor, to be treated as a taxable REIT subsidiary (as defined in Section 856(l) of the Code) of EQR to be effective beginning January 1, 2001. Thereafter, except as provided in section 10.2 (e) of the Indenture, if requested by any party, any successor to the Company shall make such a joint election with EQR (or any successor thereto) and any successor to EQR shall make such a joint election with the Company (or any successor thereto). From and after January 1, 2001, unless Investor has received an opinion of counsel in a form which is reasonably acceptable to Investor that the Company qualifies as a REIT under Section 856(a) of the Code or the provisions of Section 10.2(e)(2) of the Indenture apply, (a) the Company shall not take any of the actions listed in
Section 856(l)(3)(A) or (B) or any other action that would cause it to not constitute a taxable REIT subsidiary under Code Section 856(l)(1), and (b) within five (5) days prior to the close of each quarter of each of EQR's taxable years which begins after December 31, 2000, the Company shall deliver to EQR written certification in a form reasonably acceptable to EQR that the Company qualifies as a taxable REIT subsidiary under Code Section 856(l)(1).

     (d) In the following circumstances, EQR shall, upon receipt of a written request of the Company, revoke its election to treat the Company as a taxable REIT subsidiary or, if such an election has not already been made, waive in writing all future obligations of the Company to become a taxable REIT subsidiary or a REIT or to deliver any opinions to that effect:

     (i) that (A) the total value of the Preferred Securities, Subordinated Debentures and Common Shares into which any Preferred Securities or Subordinated Debentures have been converted that are owned by EQR or any of its Affiliates constitute 1% or less of the total value of the outstanding securities of the Company and (B) the total amount of the Preferred Securities and Subordinated Debentures on an as converted basis and Common Shares into which any Preferred Securities or Subordinated Debentures have been converted then owned by EQR or any of its Affiliates would constitute 1% or less of the total outstanding voting securities of the Company; or

     (ii) that the events described in Sections 10.2(e)(1), 10.2(e)(2) or 10.2(e)(3) of the Indenture have occurred and the Company has satisfied all of its obligations under such Sections 10.2(e)(1), 10.2(e)(2) or 10.2(e)(3), as the case may be.

     (1) The Company shall file all applicable tax returns and information reports required to be filed in order for the Company to qualify for any exemption from any federal, state or local withholding taxes.

     (2) To the extent not terminated in accordance with their terms, all of the covenants set forth in this Agreement shall terminate when none of the Subordinated Debentures or Preferred Securities are outstanding; provided, however, if EQR or any of its Affiliates has acquired any Common Shares in conversion of the Subordinated Debentures or the Preferred Securities, then before the Company shall cease to comply with any of such covenants, the Company shall give EQR at least ninety (90) days prior written notice following the declaration by the Securities and Exchange Commission of an effective registration statement with respect to all such Common Shares, so EQR or any of its Affiliates can dispose of such Common Shares, as contemplated by that Registration Rights Agreement.

SECTION 5. OFFERORS' CLOSING CONDITIONS

     The obligation of the Offerors to sell the Preferred Securities at the Closing Time, as provided in Section 1 hereof shall be subject to:

     5.1 Compliance with Agreement

     The Investor shall have performed and complied with in all material respects all of its obligations and conditions contained in this Agreement which are required to be performed or complied with by the Investor prior to or at the Closing Time.

     5.2 Investor to Close

         The Investor shall have purchased and paid for the Preferred Securities at the Closing Time pursuant to Section 1 hereof.

     5.3 Representations and Warranties

     The representations and warranties of the Investor contained in this Agreement shall be true and correct in all material respects at and as of the Closing Time as though such representations and warranties were made at such time (unless any such representation and warranty is made as of a specific date and then it shall be true and correct as of such date).

SECTION 6. INVESTOR'S CLOSING CONDITIONS

     The obligation of the Investor to purchase and pay for the Preferred Securities at the Closing Time, as provided in Section 1 hereof, shall be subject, in its discretion, to the performance by the Offerors of all of their agreements theretofore to be performed hereunder and to the satisfaction, prior thereto or concurrently therewith, of the following further conditions:

     6.1 No Material Adverse Effect

     At the Closing Time, there shall not have occurred since the date of the Common Stock and Preferred Stock Purchase Agreement dated May 30, 1997 between ERP Operating Limited Partnership and Wellsford Real Properties, Inc. (the "Purchase Agreement") any change which has resulted in or could be expected to result in a Company Material Adverse Effect other than an event which can be completely cured by applying the proceeds of the sale of the Subordinated Debentures, in which case the Company covenants and agrees to apply the proceeds of the sale of the Subordinated Debentures to the extent required to effect such cure. On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or on Nasdaq; (ii) a suspension or material limitation in trading in the Company's securities on the American Stock Exchange; (iii) a general moratorium on commercial banking activities declared by federal, Illinois or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war.

     6.2 Representations and Warranties

     (a) The representations and warranties of the Offerors contained in this Agreement shall be true and correct in all material respects at and as of the Closing Time as though such representations and warranties were made at such time (unless any such representation and warranty is made as of a specific date and then it shall be true and correct as of such date).

     (b) The representations and warranties contained in Article 3 of the Purchase Agreement, are true and correct in all material respects, except as otherwise disclosed in this Agreement or any Schedule hereto.

     6.3 Compliance with Agreement and Purchase Agreement

     (a) The Offerors shall have performed and complied in all material respects with all of their obligations and conditions contained in this Agreement which are required to be performed or complied with by the Offerors prior to or at the Closing Time.

     (b) The Company shall be in compliance in all material respects with all the terms and provisions on its part to be observed or performed under the Purchase Agreement, and at the time of and as a result of the Closing, no Company Material Adverse Effect shall have occurred and be continuing, other than an event which can be completely cured by applying the proceeds of the sale of the Subordinated Debentures, in which case the Company covenants and agrees to apply the proceeds of the sale of the Subordinated Debentures to the extent required to effect such cure and shall provide notice to Investor of any such use of proceeds.

     6.4 Approval of Proceedings

     All proceedings to be taken in connection with the transactions contemplated by the Operative Documents and the Registration Rights Agreement and the other Preferred Instruments and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Investor and its counsel; and the Investor shall have received copies of all documents or other evidence which it and such counsel may reasonably request in connection with such transactions and of all records of corporate proceedings in connection therewith in form and substance reasonably satisfactory to the Investor and its counsel.

     6.5 Injunction

     There shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or in the other Operative Documents or any of them not be consummated as herein or therein provided.

     6.6 Additional Agreements.

     The Company and the Investor shall have entered into this Agreement and the Registration Rights Agreement, as required thereby. The Company and Wilmington Trust Company shall have entered into the Indenture, and the Company and the trustees shall have entered into the Declaration. The Company shall have entered into the Preferred Securities Guarantee.

     6.7 Opinions

     (a) The Investor shall have received an opinion of counsel, dated as of the Closing Time, of Ballard Spahr Andrews & Ingersoll, LLP, in the form set forth in Exhibit B hereto.

     In rendering such opinion, such counsel may rely as to matters involving the application of laws other than the laws of Maryland, to the extent they deem proper and specified in such opinion, upon the opinion of Richards, Layton & Finger, P.A.

     (b) The Investor shall have received an opinion of counsel, dated as of the Closing Time, of Richards, Layton & Finger, P.A. in the form set forth in Exhibit C hereto.

     In rendering such opinion, such counsel may rely as to matters involving the application of laws other than the laws of Delaware and federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP.

     (c) The Investor shall receive an opinion of Robinson Silverman Pearce Aronsohn & Berman LLP, special tax counsel to the Offerors, in the form set forth in Exhibit D hereto.

     Such opinion may be conditioned on, among other things, the initial and continuing accuracy of the facts, financial and other information, covenants and representations set forth in certificates of officers of the Company and the Trust and other documents deemed necessary for such opinion.

SECTION 7. INDEMNIFICATION

     7.1 Indemnification Generally

     The Offerors and the Investor (each an "Indemnifying Party"), shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, attorneys' fees and expenses) or deficiencies resulting from any breach of a representation, warranty or covenant by the Indemnifying Party and all claims, charges, actions or proceedings incident to or arising out of the foregoing. Except with respect to third party claims being defended in good faith or claims for indemnification with respect to which there exists a good faith dispute, the Indemnifying Party shall satisfy its obligations hereunder within thirty (30) days of receipt of a notice of claim under this Section 6.1.

     7.2 Indemnification Procedures for Third Party Claims

     If a claim by a third party is made against a Person entitled to indemnification under this Section (an "Indemnified Party") and such Indemnified Party intends to seek indemnity with respect thereto from any Indemnifying Party, such Indemnified Party shall give notice in writing as promptly as reasonably practicable to each such Indemnifying Party of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnified Party shall not relieve such Indemnifying Party from any liability that it may have otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party. Upon such notification, the Indemnifying Party shall assume the defense of such action brought by a third party, and after such assumption the Indemnified Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party shall have failed to promptly assume and thereafter with reasonable diligence conduct such defense, (ii) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary or (iii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them. No Indemnifying Party, in the defense of a third party claim shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent which shall not be unreasonably withheld or delayed by such Indemnifying Party, but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

SECTION 8. INTERPRETATION OF THIS AGREEMENT

     8.1 Terms Defined

     As used in this Agreement, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     Affiliates: shall have the meaning set forth in Section 2.8(a).

     Bankruptcy Exceptions: shall have the meaning set forth in Section 2.2(b).

     Business Day: shall mean a day other than a Saturday, Sunday or other day on which banking institutions in New York, New York are permitted or required by any applicable law to close.

     Certificate of Trust: shall mean the organizational document filed on May 5, 2000 in Delaware with respect to the Trust.

     Code: shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     Closing: shall mean the consummation of the purchase and sale of the Preferred Securities described in Section 1(c).

     Closing Time: shall have the meaning set forth in Section 1(c).

     Commission: shall mean the Securities and Exchange Commission.

     Common Securities: shall have the meaning set forth in the preliminary statement hereof.

     Common Shares: shall mean the shares of common stock of the Company, par value $.01 per share.

     Company: shall have the meaning set forth in the preamble hereof.

     Company  Material  Adverse  Effect:  shall  have the  meaning  set forth in
Section 2.5(b).

     Controlled: shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     Declaration: shall have the meaning set forth in the preliminary statement hereof.

     Delaware Act: shall have the meaning set forth in the preliminary statement hereof.

     Financial Statements: shall have the meaning set forth in Section 2.5(a).

     GAAP: shall have the meaning set forth in Section 2.5(a).

     Governmental Authority: shall mean any nation or government, any state or other political subdivision thereof, and any department, agency, instrumentality, bureau, entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     Indemnified Party: shall have the meaning set forth in Section 7.2.

     Indemnifying Party: shall have the meaning set forth in Section 7.1.

     Indenture: shall have the meaning set forth in the preliminary statement hereof.

     Investor: shall have the meaning set forth in the preamble hereof.

     Key Agreements and Instruments: shall mean as to any Person any indenture, mortgage, declaration, deed of trust, credit agreement, note or other evidence of indebtedness, or other material agreement or instrument to which such Person is a party or by which it is bound or, to which any of its property or assets is subject.

     Lien: shall have the meaning set forth in Section 2.2(a).

     Material  Adverse  Effect:  shall  have the  meaning  set forth in  Section
2.5(b).

     Offerors: shall have the meaning set forth in the preamble hereof.

     Operative Documents: shall have the meaning set forth in the preliminary statement hereof.

     Organizational  Documents:  shall  mean as to any Person  the  articles  or
certificate  of  incorporation,   declaration  of  trust,  bylaws,   partnership
agreement or other organizational or governing documents of such Person.

     Person: shall mean an individual, partnership, corporation, trust or unincorporated organization, limited liability company or other entity, a government or agency or political subdivision thereof.

     Preferred Instruments: shall have the meaning set forth in the preliminary statement hereof.

     Preferred Securities: shall have the meaning set forth in the preliminary statement hereof.

     Preferred Securities Guarantee: shall have the meaning set forth in the preliminary statement hereof.

     Purchase Agreement: Shall have the meaning set forth in Section 6.1.

     Registration Rights Agreement: shall mean the Amendment to Registration Rights Agreement in the form attached hereto as Exhibit A.

     Requirements of Law: means as to any Person, any domestic or foreign and federal, state or local law, rule, regulation, statute or ordinance or judgment, order, decree or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

     SEC  Reports  and  Filings:  shall  have the  meaning  set forth in Section
2.4(a).

     Securities Act: shall have the meaning set forth in the preliminary statement.

     Share: shall mean a share of common stock, $.01 par value per share, of the Company.

     Subordinated   Debentures:   shall  have  the  meaning  set  forth  in  the
preliminary statement hereof.

     Subsidiary: shall mean, with respect to any Person (herein referred to as the "Parent"), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, Controlled or held, or (b) which is, at the time any determination is made, otherwise Controlled, by the Parent or one or more subsidiaries of the Parent or by the Parent and one or more subsidiaries of the Parent.

     Trust: shall have the meaning set forth in the preamble hereof.

     Trust Material Adverse Effect: shall have the meaning set forth in Section 2.5(b).

     8.2 Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law.

     8.3 Paragraph and Section Headings

     The headings of the sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

SECTION  9.       MISCELLANEOUS

     9.1 Expenses

     Each party to this Agreement shall bear its own respective costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and the agreements and transactions contemplated hereby except that the Company agrees to reimburse the Investor for that portion of its legal fees attributable solely to the review of the Key Agreements and Instruments in connection with the transactions referred to in this Agreement by paying an amount equal to $ 110,000 directly to Piper Marbury Rudnick & Wolfe on the date of the Closing.

     9.2 Notices.

     All notices or other communications under this Agreement shall be sufficient if in writing and delivered by hand or sent by telecopy, or sent, postage prepaid by registered, certified or express mail, or by recognized overnight air courier service and shall be deemed given when so delivered by hand or telecopied, or if mailed or sent by overnight courier service, on the third (3rd) Business Day after mailing (one Business Day in the case of express mail or overnight courier service) to the parties at the following addresses:

               (a)  if to the Investor, to:

                    ERP Operating  Limited  Partnership
                    c/o Equity  Residential Properties Trust
                    Two North Riverside Plaza, Suite 400
                    Chicago, IL  60606
                    Attention:  Bruce Strohm

                    with a copy to:

                    Piper Marbury Rudnick & Wolfe
                    203 North Lasalle Street, Suite 1800
                    Chicago, IL  60601-1293
                    Attention:  Errol Halperin

               (b)  if to the Company, to:

                    Wellsford Real Properties, Inc.
                    535 Madison Avenue, 26th floor
                    New York, New York 10022
                    Attention: Jeffrey H. Lynford
                    with a copy to:

                    Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                    New York, New York  10104
                    Attention:  Alan S. Pearce

               (c)  if to the Trust, to:

                    WRP Convertible Trust I
                    c/o Wellsford Real Properties, Inc.
                    535 Madison Avenue, 26th floor
                    New York, New York 10022
                    Attention: Jeffrey H. Lynford

                    with a copy to:

                    Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                    New York, New York  10104
                    Attention:  Alan S. Pearce

or at such other address as the addressee may have furnished in writing to the sender as provided herein.

     9.3 Survival

     All warranties, representations, and covenants made by the Investor and the Offerors herein or in any certificate or other instrument delivered by the Investor or the Offerors under this Agreement shall be considered to have been relied upon by the Offerors or the Investor, as the case may be, and shall survive for a period of one year from the closing of the sale to the Investor of the Preferred Securities, or payment by the Investor for such Preferred Securities, regardless of any investigation made by the Offerors or the Investor, as the case may be, or on the Offerors' or the Investor's behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Offerors or the Investor, as the case may be, hereunder.

         9.4      Entire Agreement; Amendment and Waiver

     This Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of each of the parties. This Agreement and the agreements attached as Exhibits hereto constitute the entire understandings of the parties hereto and supersede all prior agreements or understandings with respect to the subject matter hereof between such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Offerors and the Investor.

     9.5 Counterparts

     This Agreement may be executed in one or more counterparts with the same effect as if the parties executing the counterparts had each executed one instrument as of the day and year first above written.

     9.6 Successors and Assigns

     This Agreement and all of the provisions hereof, including all of the rights of the Investor hereunder, shall inure to the benefit of the parties hereto and their respective successors and assigns.

     9.7 Severability

     In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

     9.8 Jurisdiction; Consent to Service of Process

     (a) Each of the Investor and the Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any Delaware, Illinois or New York State court or Federal court of the United States of America sitting in the City of Wilmington, Chicago or New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Delaware, Illinois or New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

     (b) Each of the Purchaser and the Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any Delaware, Illinois or New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     9.9 Trustee Exculpation

     This Agreement and all documents, agreements, understandings and arrangements relating hereto and to the transactions contemplated by this Agreement have been executed or entered into by a trustee of the Trust in his capacity as a trustee of the Trust which has been formed as a Delaware trust pursuant to a Certificate of Trust dated as of May 5, 2000, as amended, and not individually, and the trustees of the Trust shall not be bound or have any personal liability hereunder or thereunder. All persons dealing with the Trust shall look solely to the assets of the Trust for satisfaction of any liability of the Trust in respect of this Agreement and all documents, agreements, understandings and arrangements relating hereto and to the transactions contemplated by this Agreement and will not seek recourse or commence any action against any of the trustees of the Trust or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any future documents, agreements, understandings, arrangements and transactions between the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                OFFERORS:

                                WELLSFORD REAL PROPERTIES, INC.


                                By: /s/ Edward Lowenthal
                                   -----------------------------------
                                      Name: Edward Lowenthal
                                      Title: President


                                WRP CONVERTIBLE TRUST I


                                By: /s/ James J. Burns
                                   -----------------------------------
                                      Name: James J. Burns
                                      Title: Regular Trustee


                                INVESTOR:

                                ERP OPERATING LIMITED PARTNERSHIP


                                By: Equity Residential Properties Trust,
                                      as its general partner


                                By: /s/ Bruce C. Strohm
                                   -----------------------------------
                                           Name: Bruce C. Strohm
                                           Title: Executive Vice President


                                EQUITY RESIDENTIAL PROPERTIES TRUST



                                By: /s/ Bruce C. Strohm
                                   -----------------------------------
                                      Name: Bruce C. Strohm
                                      Title: Executive Vice President

                                 SCHEDULE 2.3(A)

                             OPTIONS, WARRANTS, ETC.

Warrant Agreement, dated as of August 28, 1997, by and between Wellsford Real Properties, Inc. ("Wellsford"), and the United States Trust Company of New York ("U.S. Trust")(the "Warrant Agreement"), pursuant to which Wellsford issued to WHWEL Real Estate Limited Partnership warrants to purchase 4,132,230 shares of Wellsford's common stock, as amended by Amendment No. 1 to Warrant Agreement, dated July 16, 1998, and Amendment No. 2 to Warrant Agreement, dated May 28, 1999.

Warrant Agreement, dated as of May 28, 1999, by and between Wellsford and U.S. Trust, pursuant to which Wellsford issued to W/W Group Holdings, L.L.C. warrants to purchase 123,967 shares of Wellsford's common stock.

Letter Agreement between Wellsford and WHWEL Real Estate Limited Partnership, dated May 28, 1999, pursuant to which Wellsford agrees to exchange shares of its common stock for Excess Membership Units (as defined therein) issued with respect to Capital Contributions (as defined therein) made to Wellsford/Whitehall Properties Group, L.L.C. in excess of $50,000,000 and up to $75,000,000.

Warrant Agreement, dated January 20, 1998, by and between Michael J. Vitale ("Vitale") and Wellsford, pursuant to which Wellsford issued a warrant to Vitale to purchase up to 74,000 shares of Wellsford's common stock, at an exercise price of $15.1750.

Warrant Agreement, dated January 20, 1998, by and between Frank G. Creamer, Jr. ("Creamer") and Wellsford, pursuant to which Wellsford issued a warrant to Creamer to purchase up to 74,000 shares of Wellsford's common stock, at an exercise price of $15.1750.

                                 SCHEDULE 2.5(B)

                                 MATERIAL CHANGE

     On February 25, 2000, the Company repurchased 2,573,632 shares of its outstanding common stock from an institutional investor for approximately $20,589,000.

                                                                       EXHIBIT A

               FORM OF AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
                   ------------------------------------------

                  Agreement dated as of May 5, 2000 by and between Wellsford Real Properties, Inc. a Maryland corporation (the "Company"), and ERP Operating Limited Partnership, an Illinois limited partnership ("ERPOLP")

                               W I T N E S S E T H

     WHEREAS, the Company and ERPOLP entered into a Registration Rights Agreement dated as of May 30, 1997 (the "RR Agreement");

     WHEREAS, the Company does not intend to issue and ERPOLP does not intend to acquire, the Preferred Stock, as defined in the RR Agreement;

     WHEREAS, pursuant to a Declaration of Trust of WRP Convertible Trust I (the "Trust"), dated May 5, 2000, the Trust intends to issue to ERPOLP $25,000,000 of 8.25% Preferred Securities (as defined below) which are convertible into Common Stock as defined in the RR Agreement; and

     WHEREAS, the parties hereto wish to amend the RR Agreement to eliminate the registration rights granted therein to ERPOLP to have registered Common Stock issuable upon conversion of Preferred Stock and to grant to ERPOLP the registration rights previously granted with respect to Common Stock issuable upon the conversion of the Preferred Stock to the Common Stock issuable upon conversion of the Securities.

     WHEREAS, all of the Company's shares of Class A Common Stock are being exchanged for an equal number of shares of the Company's Class A-1 Common Stock.

     NOW THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

               1. The definition of Shares in the RR Agreement is hereby deleted and a new definition of shares to read as follows is hereby inserted in lieu thereof:

                    "Shares shall mean Common Stock issuable or issued upon conversion of all or any portion of the Preferred Securities or Class A-1 common stock, par value $.01 per share, of the Company of May 5, 2000".

               2. The definition of "Preferred Stock" in the RR Agreement is hereby deleted. A new definition of "Preferred Securities" to read as follows is hereby inserted:

                    "Preferred Securities" shall mean the 8.25% Convertible Trust Preferred Securities issued by WRP Convertible Trust I.

               3. Section 7 of the RR Agreement is amended to state that the address of the Company to which notice shall be sent is Wellsford Real Properties, Inc. 535 Madison Avenue, 26th Floor, New York, New York 10022, Attention: Chairman; Fax No. (212) 421-7244.

               4. The RR Agreement shall remain in full force and effect as hereby modified.

     This Agreement may be executed in one or more counterparts with the same effect as if the parties executing the counterparts had each executed one instrument as of the day and year first above written.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


     ERP OPERATING LIMITED PARTNERSHIP           WELLSFORD REAL PROPERTIES, INC.

By: Equity Residential Properties Trust,         By:
      its general partner                            ---------------------------
                                                     Name:
                                                     Title:
By:
   ---------------------------
    Name:
    Title:

                                                                       EXHIBIT B

                OPINION OF BALLARD SPAHR ANDREWS & INGERSOLL, LLP

                                                                       EXHIBIT C

                   OPINION OF RICHARDS, LAYTON & FINGER, P.A.

                                                                       EXHIBIT D

           OPINION OF ROBINSON SILVERMAN PEARCE ARONSOHN & BERMAN LLP